UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2026

Research Alliance Corporation III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43302	98-1918931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Fifth Avenue, 23rd Floor
New York, NY 10020	10020
(Address of principal executive offices)	(Zip Code)

+1 (617) 778 2500 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the

Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RACC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 26, 2026, Research Alliance Corporation III, a Cayman Islands exempted company (“RACC”), OHB Pediatrics Ltd., a company incorporated under the laws of England and Wales (the “Company”), and the shareholders of the Company (the “Shareholders”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things and subject to the terms and conditions contained therein, RACC will acquire 100% of the outstanding shares in the capital of the Company from the Shareholders in exchange for newly issued shares of RACC common stock (the “Share Acquisition”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” The Business Combination Agreement and the Transactions were unanimously approved by the boards of directors of each of RACC and the Company. The Transactions are expected to close in the second half of 2026, following the receipt of the requisite approval of RACC’s shareholders and the fulfillment of other customary closing conditions.

Business Combination Agreement

The Domestication

The Business Combination Agreement provides, among other things, that at least one business day prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing” and the date upon which the Closing actually occurs, the “Closing Date”), (a) each outstanding Class B ordinary share of RACC will be converted, on a one-for-one basis, into a Class A ordinary share of RACC (the “Sponsor Share Conversion”) and (b) RACC will de-register from the Register of Companies in the Cayman Islands and transfer by way of continuation from the Cayman Islands to Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Part 12 of the Companies Act (Revised) of the Cayman Islands (the “Domestication”). In connection with the Domestication, (i) each then outstanding Class A ordinary share of RACC (each, a “RACC Class A Share”) will be converted automatically, on a one-for-one basis, into one share of common stock, par value $0.0001 per share, of RACC (the “RACC Common Stock”) and (ii) RACC will file a certificate of incorporation (the “RACC COI”) with the Secretary of State of the State of Delaware and adopt bylaws (the “RACC Bylaws”).

RACC Shareholder Redemptions

RACC will provide the holders of RACC Class A Shares the right to have all or a portion of their RACC Class A Shares redeemed for cash in connection with the Transactions, in accordance with RACC’s governing documents, for a per-share price equal to the pro rata portion of the funds then in RACC’s trust account (including interest earned on the funds held in the trust account, less taxes paid or payable).

The Share Acquisition

Subject to the terms and conditions of the Business Combination Agreement, at the Closing and following the Domestication, each of the Shareholders will sell and transfer to RACC 100% of the outstanding shares in the capital of the Company (the “Company Shares”) in exchange for newly issued shares of RACC Common Stock. The number of shares of RACC Common Stock to be issued as consideration for the Share Acquisition (the “Closing Consideration”) is equal to (a) the Adjusted Equity Value (as defined below) divided by (b) $10.00. Each Shareholder will receive a number of shares of RACC Common Stock equal to the Exchange Ratio (as defined below) multiplied by the number of Company Shares held by such Shareholder. The “Adjusted Equity Value” means the sum of (a) a base equity value of $160,000,000 (the “Base Equity Value”) plus (b) the Company SAFE Amount (as defined below). The “Exchange Ratio” means the Closing Consideration divided by the number of fully-diluted Company Shares outstanding as of immediately prior to the Closing. Upon consummation of the Share Acquisition, the Company will become a wholly-owned subsidiary of RACC.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of RACC and the Company prior to the Closing and the preparation and filing of a registration statement on Form S-4 relating to the Transactions, which will include a prospectus and proxy statement of RACC (the “Registration Statement / Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The parties have also undertaken to procure clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, the board of directors of RACC has agreed to adopt an equity incentive plan (the “RACC Equity Incentive Plan”) and an employee stock purchase plan (the “RACC Employee Stock Purchase Plan”) prior to the effectiveness of the Registration Statement / Proxy Statement, as described in the Business Combination Agreement.

Governance

RACC has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the Closing, the board of directors of RACC will consist of the individuals set forth on a schedule to the Business Combination Agreement, which will be divided into three classes.

Conditions to Closing

The obligation of the parties to consummate the Transactions is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the HSR Act, (ii) no governmental order or law preventing or prohibiting the consummation of the Transactions being in effect, (iii) the effectiveness of the Registration Statement / Proxy Statement, (iv) receipt of the requisite approvals of RACC’s shareholders, (v) the approval for listing of RACC Common Stock on The Nasdaq Capital Market (“Nasdaq”), (vi) the completion of the Pre-Closing Reorganization (as defined in the Business Combination Agreement), (vii) the constitution of the board of directors of RACC as contemplated by the Business Combination Agreement, and (viii) the execution and delivery of the Investor Rights Agreement (as defined below).

The obligation of RACC to consummate the Transactions is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no Company Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing, (ii) the receipt of certain required third party consents, and (iii) the delivery by each Shareholder of a duly executed stock transfer form in respect of all Company Shares held by such Shareholder.

The obligation of the Company and the Shareholders to consummate the Transactions is also subject to the fulfillment of other customary closing conditions, including, but not limited to, (i) there having been no RACC Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing, (ii) the Backstop Agreement being in full force and effect and the Sponsor (or an affiliate thereof) having complied in all material respects with its obligations thereunder, and (iii) the consummation of the Domestication.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of RACC, the Company and the Shareholders, (ii) by RACC if the representations and warranties of the Company or the Shareholders are not true and correct or if the Company or any Shareholder fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by the Shareholders if the representations and warranties of RACC are not true and correct or if RACC fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either RACC or the Shareholders if the Transactions shall not have been consummated by a date that is six months from the date of the Business Combination Agreement (subject to automatic extension in certain circumstances), (v) by either RACC or the Shareholders if any governmental authority has issued a final and non-appealable order prohibiting the Transactions, and (vi) by either RACC or the Shareholders if the requisite RACC shareholder approvals are not obtained after the conclusion of the meeting at which RACC’s shareholders voted on such matters.

If the Business Combination Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Business Combination Agreement other than customary surviving provisions, except in the case of willful and material breach or fraud.

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement is not intended to provide any other factual information about RACC, the Company, the Shareholders or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties, are subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts) and are subject to standards of materiality applicable to the parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in RACC’s public disclosures.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K.

Related Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, RACC, Research Alliance Holdings III LLC, a Cayman Islands limited liability company (the “Sponsor”), Michael F. MacLean and Timothy J. Miller (the “Other Class B Shareholders”) and the Company entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and each Other Class B Shareholder, as holders of Class B ordinary shares, have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the Transactions, (ii) waive any adjustment to the conversion ratio set forth in the governing documents of RACC or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) be bound by certain other covenants and agreements related to the Transactions, (iv) be bound by certain transfer restrictions with respect to his or its shares in RACC prior to the Closing, and (v) be subject to the restrictions contemplated by the Lock-Up Agreements (as defined below) in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Company SAFEs

Concurrently with the execution of the Business Combination Agreement, each of RA Capital Healthcare Fund, L.P. and RA Capital Nexus Fund IV, L.P. (the “SAFE Holders”) entered into a simple agreement for future equity (collectively, the “Company SAFEs”) with the Company, pursuant to which the SAFE Holders have agreed to provide interim financing to the Company in the aggregate principal amount of $45,000,000, bearing interest at a rate of 8% per annum. The Company SAFEs will convert into ordinary shares of the Company immediately prior to the Closing. The sum of the principal amount of the Company SAFEs and all accrued and unpaid interest thereon as of the Closing Date is referred to as the “Company SAFE Amount.” The Company SAFE Amount is added to the Base Equity Value to determine the Adjusted Equity Value for purposes of calculating the Closing Consideration.

The foregoing description of the Company SAFEs is subject to and qualified in its entirety by reference to the full text of the form of Company SAFE, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K.

Backstop Agreement

Concurrently with the execution of the Business Combination Agreement, RACC and RA Capital Healthcare Fund, L.P. (the “Backstop Purchaser”) entered into the Backstop Agreement (the “Backstop Agreement”), pursuant to which the Backstop Purchaser has committed to subscribe for up to 7,500,000 shares of RACC Common Stock at a purchase price of $10.00 per share (the “Backstop Limit”), to the extent necessary to backstop RACC shareholder redemptions, on the terms and subject to the conditions set forth in the Backstop Agreement. The Backstop Limit will be reduced by the number of shares of RACC Common Stock not subject to shareholder redemptions. The aggregate amount the Backstop Purchaser will be required to fund shall not exceed $75,000,000.

The foregoing description of the Backstop Agreement is subject to and qualified in its entirety by reference to the full text of the Backstop Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, on July 26, 2026, RACC entered into subscription agreements (the “Subscription Agreements”) with certain qualified institutional buyers, institutional accredited investors, and other accredited investors (collectively, the “PIPE Investors”). Pursuant to the Subscription Agreements, the PIPE Investors have agreed to subscribe for and purchase, and RACC has agreed to issue and sell to the PIPE Investors, substantially concurrently with the Closing, (a) shares of RACC Common Stock at $10.00 per share and/or (b) pre-funded warrants to purchase shares of RACC Common Stock (the “Pre-Funded Warrants”), each to purchase one share of RACC Common Stock, with a per share exercise price equal to $0.0001, at a purchase price per Pre-Funded Warrant equal to $10.00 less the exercise price (collectively, the “PIPE Financing”). The aggregate gross proceeds to be received by RACC in connection with the PIPE Financing will be $55,000,000.

The obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, (i) the RACC Common Stock (including the RACC Common Stock issuable to the PIPE Investors pursuant to the Subscription Agreements) having been approved for listing on Nasdaq; (ii) all conditions precedent to the Closing shall have been satisfied (or otherwise waived in accordance with the terms thereto); and (iii) the absence of specified adverse judgments, orders, laws, rules or regulations enjoining or otherwise prohibiting the consummation of the Transactions.

The obligations of RACC to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) material truth and accuracy of the representations and warranties of the PIPE Investors, subject to customary bringdown standards; and (ii) material compliance by the PIPE Investors with their covenants, agreements and conditions under the Subscription Agreements.

The obligations of the PIPE Investors to consummate the PIPE Financing are further subject to additional conditions, including, among other things: (i) the Business Combination Agreement shall not have been amended, modified, or supplemented, and no condition waived thereunder, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that a PIPE Investor (in its capacity as such) would reasonably expect to receive under the Subscription Agreements; (ii) the material truth and accuracy of the representations and warranties of RACC in the Subscription Agreements, subject to customary bringdown standards; (iii) no subscription agreement, or other agreements or understandings (including side letters) entered into in connection with the sale of RACC Common Stock or Pre-Funded Warrants under the Subscription Agreements, with any other PIPE Investor shall have been amended, modified, or waived in any manner that benefits such other PIPE Investor unless all PIPE Investors have been offered substantially the same benefits (other than terms particular to the legal or regulatory requirements of such other PIPE Investor or its affiliates or related persons); (iv) all specified consents, waivers or other authorizations and notices, required to be made in connection with the issuance and sale of RACC Common Stock and the Pre-Funded Warrants, if any, under the Subscription Agreements shall have been obtained or made, except where failure to so obtain would not prevent RACC from consummating the transactions contemplated by the Subscription Agreements; (v) material compliance by RACC with its covenants, agreements and conditions under the Subscription Agreements; and (vi) there has not occurred any Material Adverse Effect (as defined in the Business Combination Agreement) since the date of the Subscription Agreements that is continuing.

The Subscription Agreements provide that RACC will grant the PIPE Investors certain customary registration rights.

The foregoing description of the Subscription Agreements and the PIPE Financing is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Investor Rights Agreement

At the Closing, RACC, the Sponsor, RA Capital Healthcare Fund, L.P., RA Capital Nexus Fund IV, L.P., certain existing shareholders of RACC, and certain former shareholders of the Company will enter into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, among other things, RACC will agree that, within 30 calendar days following the Closing Date, RACC will file with the SEC (at RACC’s sole cost and expense) a registration statement on Form S-1 (or Form S-3, if then eligible) for a shelf registration covering the resale of all registrable securities held by or issuable to the parties thereto (the “Resale Registration Statement”), and RACC will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Such holders will be entitled to customary piggyback registration rights and demand registration rights, including underwritten demands.

The Investor Rights Agreement will amend and restate the registration and shareholder rights agreement that was entered into by RACC, the Sponsor and the Other Class B Shareholders in connection with RACC’s initial public offering. The Investor Rights Agreement will terminate on the earlier of (a) the fifth anniversary of the date of the Investor Rights Agreement or (b) with respect to any holder party thereto, on the date that such holder no longer holds any registrable securities (as defined therein).

The foregoing description of the Investor Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Investor Rights Agreement, a copy of which is attached as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Lock-Up Agreement

At the Closing, the Sponsor, the Other Class B Shareholders, and certain existing shareholders of the Company will each enter into a lock-up agreement (the “Lock-Up Agreement”) with RACC. Pursuant to the Lock-Up Agreement, the Sponsor, the Other Class B Shareholders, and certain existing shareholders of the Company will agree not to transfer (except for certain permitted transfers) any shares of RACC Common Stock held by such holder immediately after the Closing (excluding shares issued pursuant to the Subscription Agreements, the Company SAFEs, and the Backstop Agreement) until six months after the Closing Date.

The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit 10.6 to this Current Report on Form 8-K.

RACC Certificate of Incorporation and RACC Bylaws

In connection with the Domestication, RACC will file the RACC COI with the Secretary of State of the State of Delaware and will adopt the RACC Bylaws, which together will govern the rights, privileges, and preferences of the holders of RACC securities after the Closing.

The foregoing descriptions of the RACC COI and RACC Bylaws do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of the RACC COI and RACC Bylaws, copies of which are included as Exhibit D and Exhibit E, respectively, to the Business Combination Agreement (attached as Exhibit 2.1 hereto), and the terms of which are incorporated herein by reference.

RACC Equity Incentive Plan and RACC Employee Stock Purchase Plan

Prior to the effectiveness of the Registration Statement / Proxy Statement, the board of directors of RACC will approve and adopt, in each case subject to approval by the RACC shareholders, the RACC Equity Incentive Plan and the RACC Employee Stock Purchase Plan. The RACC Equity Incentive Plan will provide for equity incentive compensation grants to certain employees and consultants (including non-employee directors) in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, and/or other stock-based and cash-based awards. The RACC Employee Stock Purchase Plan will permit eligible employees to purchase RACC Common Stock at a discount under Section 423 of the Internal Revenue Code of 1986, as amended, or as otherwise agreed.

The initial number of shares of RACC Common Stock reserved and available for issuance under the RACC Equity Incentive Plan will equal 15% of RACC Common Stock outstanding as of the Closing. Additionally, the number of shares of RACC Common Stock reserved and available for issuance under the RACC Equity Incentive Plan will be automatically increased annually on the first day of each fiscal year beginning with the 2027 fiscal year in an amount equal to 5% of RACC Common Stock outstanding on the last day of the immediately preceding fiscal year, or such lesser amount as determined by the administrator of the RACC Equity Incentive Plan.

The initial number of shares of RACC Common Stock reserved and available for issuance under the RACC Employee Stock Purchase Plan will equal 2% of RACC Common Stock outstanding as of the Closing. Additionally, on the first day of each fiscal year beginning with the 2028 fiscal year, the number of shares of RACC Common Stock reserved and available for issuance under the RACC Employee Stock Purchase Plan will be increased annually in an amount equal to 2% of RACC Common Stock outstanding on the last day of the immediately preceding fiscal year, or such lesser number of shares as determined by the administrator of the RACC Employee Stock Purchase Plan.

The foregoing descriptions of the RACC Equity Incentive Plan and RACC Employee Stock Purchase Plan do not purport to be complete and will be qualified in their entirety by the terms and conditions of the RACC Equity Incentive Plan and RACC Employee Stock Purchase Plan when finalized.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuances described below is incorporated by reference to this Item 3.02 as follows:

•	the issuance of shares of RACC Common Stock pursuant to the Share Acquisition, in accordance with the terms and conditions of the Business Combination Agreement;

•	the issuance of shares of RACC Common Stock and Pre-Funded Warrants in connection with the transactions contemplated by the Subscription Agreements; and

•	the issuance of shares of RACC Common Stock pursuant to the terms and conditions of the Backstop Agreement.

The issuances of the shares of RACC Common Stock and Pre-Funded Warrants in connection with such transactions will not be registered under the Securities Act in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On July 27, 2026, RACC and the Company issued a press release announcing the Transactions. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation, dated July 2026.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of RACC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed Transactions will be submitted to shareholders of RACC for their consideration. RACC intends to file a registration statement on Form S-4 with the SEC, which will include a prospectus and preliminary and definitive proxy statements to be distributed to RACC’s shareholders in connection with RACC’s solicitations of proxies from RACC’s shareholders with respect to the proposed Transactions and other matters to be described in the registration statement, as well as the prospectus relating to the offer of the Company’s business in connection with the completion of the proposed Transactions. After the registration statement has been filed and declared effective, RACC will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed Transactions and other matters to be described in the registration statement to RACC’s shareholders as of a record date to be established for voting on the proposed Transactions. Before making any voting or investment decision, RACC’s shareholders, the Company’s shareholders, and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC by RACC in connection with the proposed Transactions and other matters to be described in the registration statement, when they become available because they will contain important information about RACC, the Company and the proposed Transactions. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by RACC with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, New York 10020.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidates, the size and growth potential of the markets for the Company’s product candidates; financing and other business milestones; potential benefits of the proposed Transactions; and expectations relating to the proposed Transactions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s and RACC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company and RACC. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions related to SPACs) that could adversely affect the combined company or the expected benefits of the proposed Transactions; failure to realize the anticipated benefits of the proposed Transactions; risks related to the approval of the Company’s product candidates and the timing of expected regulatory and business milestones; the impact of competitive product candidates; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against RACC or the Company related to the proposed Transactions; the effects of competition on the Company’s future business; the amount of redemption requests made by RACC’s public shareholders. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidates; risks associated with the Company’s efforts to commercialize its product candidates; the Company’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to source the raw materials for its product candidates. Additional risks related to RACC include those factors discussed in documents RACC has filed or will file with the SEC, together with the risks described in the document titled “Risk Factors” that has been made available to interested parties concurrent with this Current Report on Form 8-K and also set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RACC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and in those documents that RACC has filed, or will file, with the SEC.

If any of these risks materialize or RACC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither RACC nor the Company presently know or that RACC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RACC’s and the Company’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. RACC and the Company anticipate that subsequent events and developments will cause RACC’s and the Company’s assessments to change. These forward-looking statements should not be relied upon as representing RACC’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither RACC, the Company nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Participants in the Solicitation

RACC, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from RACC’s shareholders with respect to the proposed Transactions and the other matters set forth in the registration statement. Information regarding RACC’s directors and executive officers, and a description of their interests in RACC is contained in RACC’s Prospectus dated May 19, 2026, filed with the SEC pursuant to Rule 424(b)(4), in connection with RACC’s initial public offering on the Registration Statement on Form S-1 (333-294549), which was declared effective by the SEC on May 19, 2026. Copies of these documents are available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Research Alliance Corporation III, 600 Fifth Avenue, 23rd Floor, New York, New York 10020. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests, will be contained in the proxy statement/prospectus relating to the proposed Transactions when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

This Current Report on Form 8-K is not a substitute for the registration statement or for any other document that RACC and the Company may file with the SEC in connection with the proposed Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by RACC, without charge, at the SEC’s website located at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Transactions or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†*	Business Combination Agreement, dated as of July 26, 2026, by and among Research Alliance Corporation III, OHB Pediatrics Ltd. and the Shareholders named therein.

10.1	Sponsor Letter Agreement, dated as of July 26, 2026, by and among Research Alliance Holdings III LLC, Research Alliance Corporation III, certain other holders of Research Alliance Corporation III Class B ordinary shares set forth on Schedule I thereto, and OHB Pediatrics Ltd.

10.2	Form of Company SAFE.

10.3	Backstop Agreement, dated as of July 26, 2026, between Research Alliance Corporation III and RA Capital Healthcare Fund, L.P.

10.4	Form of Subscription Agreement.

10.5	Form of Investor Rights Agreement.

10.6	Form of Lock-Up Agreement.

99.1	Press Release, dated July 27, 2026.

99.2	Investor Presentation, dated July 2026.

104	Cover Page Interactive Data File, formatted in Inline XBRL

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*

Certain portions of these exhibits have been redacted pursuant to Item 601(b)(2)(ii) or 601(b)(10)(iv) of Regulation S-K. The Registrant hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2026
Research Alliance Corporation III

	By:	/s/ Matthew D. Hammond
	Name:	Matthew D. Hammond
	Title:	Chief Executive Officer